UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                January 15, 2008


                               ICOP DIGITAL, INC.
               (Exact name of company as specified in its charter)


          Colorado                    001-32560                84-1493152
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

                   16801 W. 116th Street Lenexa, Kansas 66219
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  913-338-5550
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              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On January 15, 2008, ICOP Digital, Inc. (the "Company") executed an agreement with a bank to renew its revolving line of credit until January 9, 2009 and increase the amount of borrowings that may be made under the line from $2,500,000 to $3,500,000.

     For additional information about the line of credit, see Note 4 to the financial statements contained in Item 7 of the Company's annual report on Form 10-KSB for the year ended December 31, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ICOP DIGITAL, INC.


Date:  January 17, 2008           By:    /s/ David C. Owen
                                         ------------------------------------
                                  Name:  David C. Owen
                                  Title: Chairman and Chief Executive Officer